Filed Pursuant to Rule 497(e)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF Sustainable Commodity Strategy Fund (ZSC)

Supplement dated November 1, 2023

to the Prospectus and Statement of Additional Information

dated August 1, 2023

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective November 1, 2023, the Creation Unit transaction fee for the USCF Sustainable Commodity Strategy Fund is $250. As such, the sections: “Buying and Selling Fund Shares” and “ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES – Transaction Fees on Creation and Redemption Transactions” in the Prospectus, and the sections “PURCHASE AND REDEMPTION OF CREATION UNITS – Creation Transaction Fee” and “PURCHASE AND REDEMPTION OF CREATION UNITS – Redemption Transaction Fee” in the SAI are updated to reflect the $250 fee.

Please retain this supplement for future reference.